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                                                           EXHIBIT 25(a)

______________________________________________________________________________
                                        UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, D.C. 20549
                                      ____________________

                                           FORM T-1

              STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ___________
                                  ______________________________

                                      BANKERS TRUST COMPANY
                     (Exact name of trustee as specified in its charter)

         NEW YORK                                          13-4941247
         (Jurisdiction of Incorporation                    (I.R.S. Employer
         if not a U.S. national bank)                      Identification No.)


         FOUR ALBANY STREET
         NEW YORK, NEW YORK                                10006
         (Address of principal                             (Zip Code)
         executive offices)
                                 _________________________________

                                 MC DONNELL DOUGLAS FINANCE CORPORATION
                        (Exact name of obligor as specified in the charter)


         DELAWARE                                           95-2564585
         (State or other jurisdiction of                    (I.R.S. Employer
         Incorporation or organization)                     Identification No.)

         4060 LAKEWOOD BLVD.
         LONG BEACH, CALIFORNIA                             90808
         (Address of principal executive offices)           (Zip Code)

                                    ______________________________

                                           SENIOR INDENTURE
                      Providing for the Issuance of Senior Debt Securities
                                (Title of the indenture securities)
______________________________________________________________________________
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Item   1.        General Information.
                 Furnish the following information as to the trustee.

                (a) Name and address of each examining or supervising authority to which it is subject.

                 Name                                       Address

                 Federal Reserve Bank (2nd District)        New York, NY
                 Federal Deposit Insurance Corporation      Washington, D.C.
                 New York State Banking Department          Albany, NY

                 (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item   2.        Affiliations with Obligor.

                 If the obligor is an affiliate of the Trustee, describe each such affiliation.

                 None.

Item   3. -15.  Not Applicable

Item  16.        List of Exhibits.

                 Exhibit 1 - Restated Organization Certificate of Bankers
			     Trust Company dated August 7, 1990 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated March 28, 1994 - Incorporated herein by reference to Exhibit 1 filed with Form 1 Statement, Registration No. 33-79862.

                 Exhibit 2 - Certificate of Authority to commence business -
			     Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

                 Exhibit 3 - Authorization of the Trustee to exercise corporate
			     trust powers - Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

                 Exhibit 4 - Existing By-Laws of Bankers Trust Company, dated as
			     amended on September 21, 1993. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 33-52359.
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                 Exhibit 5 -      Not applicable.

                 Exhibit 6 -      Consent of Bankers Trust Company required by
				  Section 321(b) of the Act. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 22-18864.

                 Exhibit 7 -      A copy of the latest report of condition of
				  Bankers Trust Company dated as of
				  December 31, 1994, incorporated herein by reference to Exhibit 7 filed with Form T-1
				  Statement, Registration No. 33-57835.

                 Exhibit 8 -      Not Applicable

                 Exhibit 9 -      Not Applicable
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                                  SIGNATURE



Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 28th day of April, 1995.


                                           BANKERS TRUST COMPANY

                                           /s/ Jenna Kaufman

                                           By: _______________________________
                                               Jenna Kaufman
                                               Assistant Vice President
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	                                  SIGNATURE



Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 28th day of April, 1995.

                                                   BANKERS TRUST COMPANY

                                                   /s/ Jenna Kaufman

                                                   By: ____________________
                                                       Jenna Kaufman
                                                       Assistant Vice President